                            AMENDMENT 1 TO
           AMENDED AND RESTATED PARTICIPATION AGREEMENT

Effective April 30. 2010, the Amended and Restated Participation Agreement (the "Agreement"), dated August 1, 2007, by and among AllianceBernstein L.P., AllianceBernstein Investments, Inc., and Commonwealth Annuity and Life
Insurance company), is   hereby amended as follows.

     1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the attached Schedule A.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

ALLIANCEBERNSTEIN  L.P.


By:
        --------------------------------
Name:
        --------------------------------
Title:
        --------------------------------
Date:
        --------------------------------


ALLIANCEBERNSTEIN INVESTMENTS, INC.

By:
        --------------------------------
Name:
        --------------------------------
Title:
        --------------------------------
Date:
        --------------------------------


COMMONWEALTH ANNUITY  AND LIFE INSURANCE COMPANY

By:
        --------------------------------
Name:    Michael A. Reardon
        --------------------------------
Title:   President and CEO
        --------------------------------
Date:
        --------------------------------

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                                 SCHEDULE A

PRODUCT NAME                1933 ACT NUMBER       1940 ACT NUMBER       PORTFOLIOS
------------                ---------------       ---------------       ----------
Allmerica Value Generation  333-87099             811-6293              AllianceBernstein VPS Large Cap Growth Portfolio
("Annuity Scout")

DirectedAdvisorySolutions   333-90543             811-6293              AllianceBernstein VPS Large Cap Growth Portfolio
("Fund Quest")

Exec Annuity Plus           33-39702              811-6293              AllianceBernstein VPS Growth and Income Portfolio
                                                                        AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Small/Mid-Cap Value Portfolio
                                                                        AllianceBernstein VPS Value Portfolio

Advantage                   33-39702              811-6293              AllianceBernstein VPS Growth and Income Portfolio
                                                                        AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Small/Mid-Cap Value Portfolio
                                                                        AllianceBernstein VPS Value Portfolio

Agency C-Shares             333-38274             811-6293              AllianceBernstein VPS Growth and Income Portfolio
                                                                        AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Small/Mid Cap Value Portfolio
                                                                        AllianceBernstein VPS Value Portfolio
                                                                        AllianceBernstein VPS Global Thematic Growth Portfolio

Select Reward               333-78245             811-6632              AllianceBernstein VPS Global Thematic Growth  Portfolio
                                                                        AllianceBernstein VPS Growth and Income Portfolio
                                                                        AllianceBernstein VPS Small/Mid Cap Value Portfolio
                                                                        AllianceBernstein VPS Value Portfolio

Select Acclaim              333-92115             811-6632              AllianceBernstein VPS Growth and Income Portfolio
                                                                        AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Small/Mid Cap Value Portfolio
                                                                        AllianceBernstein VPS Value Portfolio
                                                                        AllianceBernstein VPS Global Thematic Growth Portfolio

Delaware Medallion          33-44830              811-6293              AllianceBernstein VPS Large Cap Growth Portfolio
(I, II, III)                                                            AllianceBernstein VPS Growth and Income Portfolio
                                                                        AllianceBernstein VPS Global Thematic Growth Portfolio

Delaware Golden Medallion   333-81281             811-6293              AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Growth and Income Portfolio
                                                                        AllianceBernstein VPS Global Thematic Growth Portfolio

PRODUCT NAME                1933 ACT NUMBER       1940 ACT NUMBER       PORTFOLIOS
------------                ---------------       ---------------       ----------
Pioneer Vision (I, II)      33-85916              811-8848              AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Global Thematic Growth Portfolio

Pioneer C-Vision            333-64831             811-8848              AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Global Thematic Growth Portfolio

Pioneer Xtra Vision         333-81017             811-8848              AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Global Thematic Growth Portfolio

Pioneer No-Load             333-90535             811-8848              AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Global Thematic Growth Portfolio

Select Life                 33-83604              811-8746              AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Global Thematic Growth Portfolio

VEL 87                      33-14672              811-5183              AllianceBernstein VPS Large Thematic Growth Portfolio

VEL 91                      33-90320              811-5183              AllianceBernstein VPS Large Cap Growth Portfolio

VEL 93                      33-57792              811-7466              AllianceBernstein VPS Large Cap Growth Portfolio

Variable Inheiritage        33-70948              811-8120              AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Growth and Income Portfolio

Select Inheiritage          33-70948              811-8120              AllianceBernstein VPS Large Cap Growth Portfolio

Select Life Plus            333-84879             811-09529             AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Growth and Income Portfolio
                                                                        AllianceBernstein VPS Small/Mid Cap Value Portfolio
                                                                        AllianceBernstein VPS Value Portfolio
                                                                        AllianceBernstein VPS Global Thematic Growth Portfolio

VUL 2001                    333-84879             811-09529             AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Growth and Income Portfolio
                                                                        AllianceBernstein VPS Small/Mid Cap Value Portfolio
                                                                        AllianceBernstein VPS Value Portfolio
                                                                        AllianceBernstein VPS Global Thematic Growth Portfolio

Select SPL                  333-58551             811-8859              AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Global Thematic Growth Portfolio

Select Life II              33-83604              811-8746              AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Growth and Income Portfolio

PRODUCT NAME                1933 ACT NUMBER       1940 ACT NUMBER       PORTFOLIOS
------------                ---------------       ---------------       ----------
Select Charter              333-63093             811-6632              AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Growth and Income Portfolio
                                                                        AllianceBernstein VPS Small/Mid Cap Value Portfolio
                                                                        AllianceBernstein VPS Value Portfolio
                                                                        AllianceBernstein VPS Global Technology Portfolio

Select  Resource            33-47216              811-6632              AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Growth and Income Portfolio
                                                                        AllianceBernstein VPS Small/Mid-Cap Value Portfolio
                                                                        AllianceBernstein VPS Value Portfolio
                                                                        AllianceBernstein VPS Global Technology Portfolio

Immediate Advantage         333-81861             811-6293              AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Growth and Income Portfolio
                                                                        AllianceBernstein VPS Small/Mid Cap Value Portfolio
                                                                        AllianceBernstein VPS Value Portfolio

VEL III                     333-58385             811-8857              AllianceBernstein VPS Large Cap Growth Portfolio
("Allmerica Estate
Optimizer")

VUL 2001 Survivorship       333-90995             811-09529             AllianceBernstein VPS Large Cap Growth Portfolio
                                                                        AllianceBernstein VPS Growth and Income Portfolio
                                                                        AllianceBernstein VPS Small/Mid Cap Value Portfolio
                                                                        AllianceBernstein VPS Value Portfolio
                                                                        AllianceBernstein VPS Global Technology Portfolio

Group VEL                   33-82658              811-8704              AllianceBernstein VPS Growth and Income Portfolio
(Standard)

Commonwealth Advantage IV   333-141045            811-22024             AllianceBernstein VPS American  Government Income Portfolio
                                                                        AllianceBernstein VPS  International Value Portfolio
                                                                        AllianceBernstein VPS Small Cap Growth Portfolio
                                                                        AllianceBernstein VPS Small/Mid Cap Value Portfolio

Commonwealth Preferred Plus 333-141019            811-22024             AllianceBernstein VPS American  Government Income Portfolio
                                                                        AllianceBernstein VPS International Value Portfolio
                                                                        AllianceBernstein VPS Small Cap Growth Portfolio
                                                                        AllianceBernstein VPS Small/Mid Cap Value Portfolio

Horizon                     333-157121            811-22024             AllianceBernstein VPS International Value Portfolio
                                                                        AllianceBernstein VPS Intermediate Bond Portfolio
                                                                        AllianceBernstein VPS  Small Cap Growth Portfolio
                                                                        AllianceBernstein VPS Small/Mid Cap Value Portfolio